UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 13, 2012

DOLPHIN DIGITAL MEDIA, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-50621	86-0787790
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

804 Douglas Road, Executive Tower Bldg., Suite 365, Miami, Florida	33134
(Address of Principal Executive Offices)	(Zip Code)

(305) 774-0407
(Registrant’s Telephone Number, Including Area Code)

(305) 774-0405
(Registrant’s Facsimile Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to stockholder action by written consent the shareholders of Dolphin Digital Media, Inc. (the “Company”) approved an amendment to the Company’s articles of incorporation to increase the number of authorized shares of common stock from 100,000,000 shares to 200,000,000 shares. The board of directors of the Company and a majority of the Company’s stockholders consented to the amendment. The amendment was filed with the State of Nevada on November 13, 2012 and became effective on such date.

A copy of the Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference in this Item 3.03.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description

3.1	Articles of Amendment to Articles of Incorporation, effective November 13, 2012.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 15, 2012

DOLPHIN DIGITAL MEDIA, INC.

By:	/s/ William O’Dowd, IV
Name:	William O’Dowd, IV
Title:	Chief Executive Officer

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